Annual Report

June 30, 2001

T. Rowe Price
Equity Income Portfolio

Dear Investor

The equity market declined in the first half of 2001 due to concerns about the state of the economy and widespread weakness in corporate earnings. The year began with a sharp sell-off during the first quarter, but a second-quarter rebound reduced the magnitude of the market's loss for the six-month period ended June 30, 2001.

  Performance Comparison

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  Equity Income Portfolio                             2.64%               19.31%

  S&P 500                                             -6.70               -14.83

  Lipper Variable Annuity
  Underlying Equity Income
  Funds Average                                       -1.79                 6.79

  As shown in the table, the portfolio posted a respectable six-month gain of 2.64% in a difficult environment, and a robust 19.31% return for the 12 months ended June 30. Results for the six months and year were well ahead of the unmanaged Standard & Poor's 500 Stock Index and the Lipper category for similarly managed funds, both of which ended in negative territory for the half. Indeed, the broad market measured by the S&P 500 declined nearly 15% over the past 12 months, while our Lipper peer group average delivered less than half of the portfolio's return for the same period.

DIVIDEND DISTRIBUTION

  On June 26, your Board of Directors declared a second-quarter dividend of $0.07 per share, bringing the year-to-date total for 2001 to $0.14. No capital gains were declared in the second quarter, leaving the year-to-date capital gain distribution at $0.16 per share, of which $0.03 was short term and $0.13 long term. The most recent dividend was paid on June 28 to shareholders of record on June 26.

PORTFOLIO REVIEW

  For much of the last year, investing in the equity market has been like tiptoeing through a minefield. Investors have been moving slowly, cognizant of the risks, trying to avoid shrapnel from nearby explosions, many of which resulted from unrealistically high investor expectations and declining corporate profitability caused by a slowing economy. The result has been significant corrections in many sectors and in many specific companies. In our annual report, we described a fiber-optics company whose market capitalization at one point last year exceeded that of General Motors. By early July that relationship had reversed to the point where General Motors' current market capitalization is 30 times greater than that of the former dot-com wonder. We've continued to witness the meltdown of the dot-com sector, with the most recent casualty, the Internet grocery company Webvan, filing for bankruptcy.

  Security Diversification
  6/30/01

  Business Services and Transportation                                   6
  Capital Equipment and Process Industries
  and Basic Materials                                                    8
  Technology                                                             9
  Consumer Services and Cyclicals                                       14
  Financial                                                             18
  Energy and Utilities                                                  21
  Consumer Nondurables                                                  19
  Reserves                                                               5

  Based on net assets as of 6/30/01.                                   100


  While we have had our share of disappointments over the last year, we were able to navigate around much of the carnage. In fact, we were pleased by the resiliency of a number of our holdings, including Bank of America, American General, Microsoft, Fortune Brands, Toys `R' Us, and H&R Block, all of which were prominent on a long list of positive contributors to fund performance. On the negative side of the ledger, Honeywell and Rockwell turned in disappointing results.

Taking Advantage of Opportunities

  As can be seen in the Major Portfolio Changes table following this letter, we made a number of sizable purchases in the first half of the year. As always, we seek to invest in companies when they are out of favor and appear to offer an attractive combination of good upside potential and limited downside risk. Schering-Plough, McDonald's, Bristol-Myers Squibb, and Texas Instruments were all companies trading anywhere from 25% to 75% below their 12-month highs and, in our opinion, provided attractive investment opportunities. Accordingly, we either initiated positions in them or enhanced our existing holdings.

  Our transactions in GE and Honeywell deserve special commentary. Most of our buying in Honeywell occurred in late June when the company's proposed acquisition by GE was coming unglued due to concerns raised by European regulators. After Honeywell stock declined to an unrealistically low price level, in our view, we believed it represented a favorable combination of strong upside potential and little downside risk. Regarding GE, we normally do not buy and sell a security in such a short period. However, the stock sold off sharply in the first three months of the year, at which point we initiated a position in it. Subsequently, GE appreciated fairly quickly, and we decided to eliminate it from the portfolio. Over the years, we have tended to have relatively low portfolio turnover, but from time to time we take advantage of short-term moves in order to lock in gains for shareholders.

  In terms of other sales during the half, we eliminated or reduced positions in several companies after their stocks appreciated in value - with the notable exception of BMC Software. As we've stated before, we generally sell holdings that have increased in price to the point where the appeal of their relative valuations is less compelling, and reinvest the proceeds in more undervalued stocks.

  Regarding our investment approach, as can be seen in the Financial Profile table on this page, we continue to invest in stocks that sell at lower than average price/ earnings ratios and generally offer higher levels of dividend yield. This has been and continues to be a cornerstone of our investment strategy.

  Financial Profile

                                     Equity Income
                                         Portfolio           S&P 500
  ------------------------------------------------------------------------------

  Current Yield                               2.2%              1.3%

  Price/Book Ratio                            3.0X              4.6X

  Price/Earnings Ratio
  (2002 estimated EPS)                       16.6X             22.4X

  Historical Beta
  (based on monthly
  returns for 5 years)                        0.57              1.00

OUTLOOK

  Six months ago we wrote that the market pullback eliminated many of the valuation excesses of several years earlier. This corrective environment extended into the first half of 2001 as investors continued to focus on the widespread number of earnings disappointments that were evident in virtually all market sectors.

  While the economic and earnings news has been sluggish, the Federal Reserve's aggressive program of cutting short-term interest rates, combined with some boost from the administration's tax cut, augur well for improved economic and earnings performance toward the end of the year or early in 2002. The timing of a rebound is difficult to forecast with a high degree of certainty, but we believe the backdrop for stocks will improve over the intermediate term. In our view, there are many appealing opportunities for investors with a reasonable time horizon, and we will continue to seek them out in the months ahead.

  As always, we appreciate your continued confidence and support.

  Respectfully submitted,

  Brian C. Rogers
  President and chairman of the portfolio's Investment Advisory Committee July 20, 2001

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights

Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                       6/30/01
--------------------------------------------------------------------------------

Exxon Mobil                                                2.5%

Mellon Financial                                           2.3

BP                                                         1.8

Lockheed Martin                                            1.7

Union Pacific                                              1.6

American Home Products                                     1.6

Verizon Communications                                     1.6

Honeywell                                                  1.6

Texaco                                                     1.6

FleetBoston Financial                                      1.5

American General                                           1.5
--------------------------------------------------------------------------------

Chevron                                                    1.4

Fannie Mae                                                 1.4

Waste Management                                           1.3

Citigroup                                                  1.3

DuPont                                                     1.3

3M                                                         1.3

SBC Communications                                         1.3

ALLTEL                                                     1.3

International Paper                                        1.2

UNUMProvident                                              1.2

Hershey Foods                                              1.2

Bank One                                                   1.2

Royal Dutch Petroleum                                      1.2

Toys "R" Us                                                1.1
--------------------------------------------------------------------------------

Total                                                     37.0%
--------------------------------------------------------------------------------

Major Portfolio Changes
Six Months Ended 6/30/01
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Honeywell
Schering-Plough*
Exxon Mobil
McDonald's
Bristol-Myers Squibb
Texas Instruments
GE*
Clorox
Agere Systems*
Mellon Financial

LARGEST SALES (10)
--------------------------------------------------------------------------------

GE**
Microsoft
Philip Morris
Mirant
Reliant Energy**
McCormick
Illinois Tool Works**
BMC Software**
Stanley Works
Georgia-Pacific**
--------------------------------------------------------------------------------

*  Position added.
** Position eliminated.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Equity Income Portfolio

S&P 500 Index                       Lipper Variable An  Equity Income
Underlying Equity                                     Income Portfolio
Funds Average

03/31/1994                 10,000            10,000            10,000
06/30/1994                 10,042            10,040            10,170
06/30/1995                 12,660            12,126            12,409
06/30/1996                 15,952            14,682            15,536
06/30/1997                 21,487            18,993            19,815
06/30/1998                 27,968            23,196            23,653
06/30/1999                 34,333            26,157            27,261
06/30/2000                 36,820            25,434            24,474
06/30/2001                 31,360            27,084            29,200

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 6/30/01

                                               Since       Inception
1 Year     3 Years         5 Years         Inception            Date
--------------------------------------------------------------------------------

19.31%       7.27%          13.45%            15.93%         3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Equity Income Portfolio
Unaudited

                          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months     Year
                       Ended     Ended
                     6/30/01   12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
NET ASSET VALUE
Beginning
of period            $ 19.55   $ 18.73   $ 19.25   $ 18.59   $ 15.26   $ 13.21

Investment
 activities

  Net investment
  income (loss)         0.14      0.37      0.38      0.39      0.40      0.42
  Net realized and
  unrealized gain
  (loss)                0.36      1.95      0.33      1.27      3.94      2.13

  Total from
  investment
  activities            0.50      2.32      0.71      1.66      4.34      2.55

Distributions

  Net investment
  income               (0.14)    (0.37)    (0.38)    (0.39)    (0.40)    (0.42)
  Net realized gain    (0.16)    (1.13)    (0.85)    (0.61)    (0.61)    (0.08)

  Total distributions  (0.30)    (1.50)    (1.23)    (1.00)    (1.01)    (0.50)

NET ASSET VALUE
End of period        $ 19.75   $ 19.55   $ 18.73   $ 19.25   $ 18.59   $ 15.26

Ratios/Supplemental Data
Total
return(diamond)         2.64%    13.05%     3.72%     9.07%    28.85%    19.56%

Ratio of total
expenses to
average net assets    0.85%!      0.85%     0.85%     0.85%     0.85%     0.85%

Ratio of net
investment income
(loss) to average
net assets            1.50%!      1.98%     1.90%     2.15%     2.56%     2.94%

Portfolio turnover
rate                  14.8%!      38.7%     32.6%     18.2%     20.5%     17.4%

Net assets, end
of period
(in thousands)       $730,575  $645,106  $595,433  $526,952  $344,724  $103,751


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Equity Income Portfolio
June 30, 2001 (Unaudited)

                                         Shares/Par                    Value
-------------------------------------------------------------------------------
                                                    In thousands
COMMON STOCKS 94.8%

FINANCIAL 18.4%

Bank and Trust 9.3%

Bank of America                             108,800   $               6,531

Bank One                                    244,327                   8,747

FleetBoston Financial                       284,617                  11,228

J.P. Morgan Chase                           188,870                   8,424

Mellon Financial                            363,700                  16,730

Mercantile Bankshares                       117,950                   4,615

National City                               132,900                   4,091

U.S. Bancorp                                 87,700                   1,999

Wells Fargo                                 122,260                   5,676

                                                                     68,041

Insurance 6.4%

American General                            232,300                  10,790

Aon                                         117,200                   4,102

Chubb                                       105,900                   8,200

Lincoln National                            103,000                   5,330

SAFECO                                      173,000                   5,104

St. Paul Companies                           75,576                   3,831

UNUMProvident                               279,500                   8,978

                                                                     46,335

Financial Services 2.7%

Citigroup                                   182,764                   9,657

Fannie Mae                                  118,000                  10,048

                                                                     19,705

Total Financial                                                     134,081


UTILITIES 9.4%

Telephone 6.5%

ALLTEL                                      149,500                   9,158

AT&T                                        244,100                   5,370

BellSouth                                   168,000                   6,765

SBC Communications                          237,468                   9,513

Sprint                                      245,200                   5,238

Verizon Communications                      219,542                  11,746

                                                                     47,790


                                          Shares/Par                    Value
--------------------------------------------------------------------------------
                                                      In thousands
Electric Utilities 2.9%

Duke Energy                                  85,300   $               3,328

Exelon                                      102,112                   6,547

FirstEnergy                                 162,720                   5,233

Niagara Mohawk *                            159,700                   2,825

Southern                                    133,600                   3,106

                                                                     21,039

Total Utilities                                                      68,829


CONSUMER NONDURABLES 19.0%

Cosmetics 1.7%

Gillette                                    252,200                   7,311

International Flavors &
Fragrances                                  209,400                   5,262

                                                                     12,573

Beverages 0.9%

Brown-Forman (Class B)                      100,700                   6,439

                                                                      6,439


Food Processing 4.4%

Campbell                                    174,400                   4,491

General Mills                               166,800                   7,302

Heinz                                       120,400                   4,923

Hershey Foods                               142,200                   8,775

Kellogg                                      69,000                   2,001

McCormick                                   104,300                   4,383

                                                                     31,875

Hospital Supplies/Hospital Management 2.4%

Abbott Laboratories                         137,700                   6,611

Becton, Dickinson                           128,800                   4,610

Pall                                        281,100                   6,614

                                                                     17,835

Pharmaceuticals 3.6%

American Home Products                      201,500                  11,776

Bristol-Myers Squibb                        122,400                   6,401

Pharmacia                                    46,963                   2,158

Schering-Plough                             154,600                   5,603

                                                                     25,938

Miscellaneous Consumer Products 6.0%

Armstrong                                    57,700                     205

Clorox                                      150,700                   5,101

Fortune Brands                              189,500                   7,269

Hasbro                                      333,400                   4,817

Newell Rubbermaid                            52,500                   1,318

Philip Morris                               118,300                   6,004

Procter & Gamble                             97,300                   6,208


T. Rowe Price Equity Income Portfolio
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
                                         Shares/Par                    Value
--------------------------------------------------------------------------------
                                                    In thousands


Stanley Works                               133,000   $               5,570

UST                                         259,900                   7,501

                                                                     43,993

Total Consumer Nondurables                  138,653

CONSUMER SERVICES 7.9%

General Merchandisers 1.3%

J.C. Penney                                 124,900                   3,293

May Department Stores                       174,900                   5,992

                                                                      9,285

Specialty Merchandisers 1.3%

Albertson's                                  33,500                   1,005

Toys "R" Us *                               345,600                   8,553

                                                                      9,558

Entertainment and Leisure 1.8%

Disney                                      245,000                   7,078

Hilton                                      403,900                   4,685

Reader's Digest (Class A)                    39,100                   1,124

                                                                     12,887

Restaurants 0.8%

McDonald's                                  230,900                   6,248

                                                                      6,248


Media and Communications 2.7%

Dow Jones                                    79,900                   4,771

Dun & Bradstreet *                           84,000                   2,369

Knight-Ridder                               131,100                   7,774

R.R. Donnelley                              159,100                   4,725

                                                                     19,639

Total Consumer Services                                              57,617


CONSUMER CYCLICALS 6.3%

Automobiles and Related 2.2%

Dana                                         40,300                     941

Eaton                                        57,800                   4,052

Ford Motor                                  151,500                   3,719

Genuine Parts                               206,350                   6,500

TRW                                          32,600                   1,336

                                                                     16,548


Building and Real Estate 2.7%

Rouse, REIT                                 173,100                   4,959

Simon Property Group, REIT                  215,036                   6,445

Starwood Hotels & Resorts
Worldwide, REIT                             221,105                   8,243

                                                                     19,647


Miscellaneous Consumer Durables 1.4%

Black & Decker                               68,300   $               2,695

Eastman Kodak                               158,700                   7,408

                                                                     10,103

Total Consumer Cyclicals                                             46,298


TECHNOLOGY 8.5%

Electronic Components 1.8%

Axcelis Technologies *                        2,373                      35

Intel                                       110,700                   3,238

Motorola                                    315,000                   5,216

Texas Instruments                           165,100                   5,201

                                                                     13,690

Electronic Systems 0.7%

Hewlett-Packard                             180,000                   5,148

                                                                      5,148

Office Automation 0.3%

Xerox                                       226,600                   2,169

                                                                      2,169


Telecommunications 0.9%

Agere Systems *                             428,900                   3,217

Corning                                     140,000                   2,339

Lucent Technologies                         150,600                     934

                                                                      6,490


Aerospace & Defense 4.2%

Honeywell                                   330,400                  11,561

Lockheed Martin                             330,900                  12,260

Rockwell                                    177,000                   6,747

                                                                     30,568


Information Processing 0.6%

COMPAQ Computer                             174,900                   2,709

Unisys *                                    108,700                   1,599

                                                                      4,308

Total Technology                                                     62,373



CAPITAL EQUIPMENT 1.0%

Electrical Equipment 0.6%

Hubbell (Class B)                           165,200                   4,791

                                                                      4,791


Machinery 0.4%

Cooper Industries                            66,867                   2,647

                                                                      2,647

Total Capital Equipment                                               7,438



T. Rowe Price Equity Income Portfolio
June 30, 2001 (Unaudited)

                                        Shares/Par                    Value
--------------------------------------------------------------------------------
                                                     In thousands


BUSINESS SERVICES AND TRANSPORTATION 6.0%

Miscellaneous Business Services 2.7%

H&R Block                                    80,000   $               5,164

Moody's                                     149,600                   5,011

Waste Management                            317,872                   9,797

                                                                     19,972


Railroads 2.5%

Norfolk Southern                            280,900                   5,815

Union Pacific                               219,400                  12,047

                                                                     17,862


Computer Service & Software 0.8%

Microsoft *                                  84,500                   6,169

                                                                      6,169

Total Business Services and Tr                                       44,003


ENERGY 11.4%

Energy Services 0.3%

Baker Hughes                                 72,700                   2,436

                                                                      2,436


Integrated Petroleum - Domestic 1.5%

Amerada Hess                                 84,100                   6,795

USX-Marathon                                133,800                   3,949

                                                                     10,744

Integrated Petroleum - International 8.6%

BP                                          268,496                  13,385

Chevron                                     113,050                  10,231

Exxon Mobil                                 212,461                  18,558

Royal Dutch Petroleum ADR                   150,100                   8,746

Texaco                                      173,500                  11,555

                                                                     62,475


Exploration & Production 1.0%

Unocal                                      222,600                   7,602

                                                                      7,602

Total Energy                                                         83,257


PROCESS INDUSTRIES 6.5%

Diversified Chemicals 2.4%

Dow Chemical                                144,800                   4,815

DuPont                                      198,000                   9,551

Hercules                                    284,800                   3,218

                                                                     17,584

                                        Shares/Par                    Value
--------------------------------------------------------------------------------
                                                     In thousands


Specialty Chemicals 2.0%

3M                                           83,400   $               9,516

Great Lakes Chemical                        157,400                   4,856

                                                                     14,372


Paper and Paper Products 2.1%

International Paper                         252,053                   8,998

Kimberly-Clark                               70,600                   3,947

Mead                                         79,400                   2,155

                                                                     15,100

Total Process Industries                                             47,056


BASIC MATERIALS 0.4%

Metals 0.4%

Phelps Dodge                                 73,500                   3,050

Total Basic Materials                                                 3,050

tal Common Stocks (Cost $627                                        692,655


U.S. GOVERNMENT OBLIGATIONS/AGENCIES 0.3%

U.S. Treasury Bonds
  6.00%, 2/15/26              $             500,000                     506

  6.25%, 8/15/23                             20,000                      21

U.S. Treasury Notes
  5.625%, 2/15/06                           250,000                     257

  5.75%, 8/15/03                            400,000                     411

  5.875%, 2/15/04                            20,000                      20

  7.00%, 7/15/06                            400,000                     434

Total U.S. Government
Obligations/Agencies
(Cost $1,528)                                                         1,649

SHORT-TERM INVESTMENTS 5.1%

Money Market Funds 5.1%

T. Rowe Price
  Reserve Investment
  Fund 4.34% #                           37,434,397                  37,434


Total Short-Term
 Investments
 Cost $37,434)                                                       37,434

 Total Investments
 in Securities
 100.2% of Net
 Assets (Cost $666,295)                 $                           731,738

Other Assets Less
Liabilities                                                          (1,163)

NET ASSETS                             $                            730,575

Net Assets
Consist of:
Accumulated
net investment
income - net
of distributions                       $                                 13

Accumulated
net realized
gain/loss - net
of distributions                                                      6,483

Net unrealized
gain (loss)                                                          65,443

Paid-in-capital
applicable to
36,989,861 shares
of $0.0001 par value
capital stock outstanding;
1,000,000,000 shares
authorized                                                          658,636


NET ASSETS                             $                            730,575
                                       ------------------------------------

NET ASSET VALUE PER SHARE              $                              19.75
                                       ------------------------------------


#     Seven-day yield
*     Non-income producing
ADR   American Depository Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price Equity Income Portfolio
In thousands
(Unaudited)
--------------------------------------------------------------------------------
x                                                                  6 Months
x                                                                     Ended
x                                                                   6/30/01
Investment Income (Loss)
Income
 Dividend                              $                              7,032
 Interest                                                               890

 Total income                                                         7,922

Expenses
 Investment management and administrati                               2,865

Net investment income (loss)                                          5,057


Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                6,488
Change in net unrealized gain or loss o                               6,096

Net realized and unrealized gain (loss)                              12,584

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $                             17,641
                                       ------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands
(Unaudited)
--------------------------------------------------------------------------------
                                           6 Months                    Year
                                              Ended                   Ended
                                            6/30/01                12/31/00
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)           $      5,057           $      11,254
  Net realized gain (loss)                    6,488                  30,438
  Change in net unrealized gai                6,096                  29,048

  Increase (decrease) in net assets
  from operations                            17,641                  70,740

Distributions to shareholders
  Net investment income                      (4,981)                (11,326)
  Net realized gain                          (5,496)                (34,476)

  Decrease in net assets from
  distributions                             (10,477)                (45,802)

Capital share transactions *
  Shares sold                               110,294                 109,879
  Distributions reinvested                   10,477                  45,802
  Shares redeemed                           (42,466)               (130,946)

  Increase (decrease) in net assets
  from capital share transacti               78,305                  24,735

Net Assets
Increase (decrease) during per               85,469                  49,673
Beginning of period                         645,106                 595,433

End of period                 $             730,575   $             645,106

*Share information
  Shares sold                                 5,615                   5,918
  Distributions reinvested                      559                   2,478
  Shares redeemed                            (2,183)                 (7,195)

  Increase (decrease) in share                3,991                   1,201


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
June 30, 2001 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $139,349,000 and $48,126,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $666,295,000. Net unrealized gain aggregated $65,443,000 at period end, of which $109,568,000 related to appreciated investments and $44,125,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $490,000 was payable at June 30, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.


T. Rowe Price Equity Income Portfolio

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $820,000 and are reflected as interest income in the accompanying Statement of Operations.

     This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

     T.Rowe Price, Invest With Confidence
     100 East Pratt Street
     Baltimore, MD 21202


T. Rowe Price Investment Services, Inc., Distributor

TRP654 (6/01)
K15-057 6/30/01